UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Pursuant to §240.14a-12.

TEACHER’S PET, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TEACHER’S PET, INC.
1000 N. Green Valley Pkwy, Suite 440-484
Henderson, NV 89074

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on August 13, 2010

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Teacher’s Pet, Inc., a Nevada corporation, (the “Company”) to be held on August 13, 2010, at 11:00 a.m., local time, at Stoecklein Law Group, located at 402 West Broadway, Suite 690, San Diego, California 92101.  At the Annual Meeting, you will be asked to consider and vote on the following proposals:

1.	To elect one director to hold office until the next annual meeting of stockholders or until a respective successor has been elected and qualified (the current nomination is for Tracie Hadama);
2.	To ratify the appointment of Seale and Beers, CPAs as the Company’s independent auditors for the next year; and
3.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

Please read the proxy statement concerning the Company, which is mailed with this notice, for a more complete statement regarding the Proposals to be acted upon at the Annual Meeting.

The Board of Directors has fixed the close of business on July 29, 2010 as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.  A list of such stockholders will be available for examination by any stockholder at the Annual Meeting.  For ten days prior to the Annual Meeting, this list will also be available for inspection by stockholders, for any purpose germane to the meeting, during normal business hours at the Company’s Executive offices at 1000 N. Green Valley Parkway, Suite 440-484, Henderson, Nevada 89074.

By Order of the Board of Directors

/S/ Tracie Hadama
Tracie Hadama
Chief Executive Officer

Henderson, Nevada
July 30, 2010

IMPORTANT

Your vote is important.  Whether or not you expect to attend the Annual Meeting in person, we urge you to please vote your shares at your earliest convenience.  This will ensure the presence of a quorum at the meeting.  Promptly voting your shares by signing, dating and mailing the enclosed proxy will save the Company the expense and extra work of additional solicitation.  Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

TEACHER’S PET, INC.
1000 N. Green Valley Parkway, Suite 440-484
Henderson, Nevada 89074

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
August 13, 2010

This statement is furnished in connection with the solicitation by the Board of Directors of Teacher’s Pet (hereinafter the “Company”) of proxies in the accompanying form for the Annual Meeting of Stockholders to be held on August 13, 2010 at 11:00 a.m. and at any adjournment thereof.

This proxy statement and the enclosed form of proxy were first sent to stockholders on or about July 30, 2010.

If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked by the stockholder at any time prior to the Annual Meeting by filing an instrument revoking it or by submitting a duly executed proxy bearing a later date.

Solicitation of proxies will be made by mail and by the Company’s Chairman, Tracie Hadama.  The Company will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on July 29, 2010, the record date for the Annual Meeting, the Company had outstanding and entitled to vote 3,440,500 shares of Common Stock.  Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the Company’s stockholders.  Only stockholders of record at the close of business on July 29, 2010 are entitled to vote at the Annual Meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of Common Stock holding in the aggregate a majority of the voting power of the Company’s stock entitled to vote shall constitute a quorum for the transaction of business.  A majority of the votes properly cast upon any question by the stockholders attending the meeting, in person or by proxy, shall decide the question.  Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of Directors or any other proposal and accordingly will have no effect.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

PROPOSAL 1.  ELECTION OF DIRECTORS

At the 2010 Annual Meeting of Stockholders, a Board of Directors consisting of one member will be elected to hold office until a successor is elected and qualified, or until the Director resigns, is removed or becomes disqualified.

The Board of Directors has nominated for election the sole current member of the Board of Directors:

Tracie Hadama, age 33, has been a director of the Corporation since 2004 and has been Chief Executive Officer, President, and Treasurer since 2004.  Mrs. Hadama has been an educator in the Clark County School District from 1999 through 2005.  She began her career as an educator at John C. Vanderburg Elementary School in Henderson, Nevada from 1999 to 2001.  Between 2001 and 2005, Mrs. Hadama was a third-grade teacher at Elise L. Wolff Elementary School, in Las Vegas, Nevada.  Between 2002 and 2005, Mrs. Hadama participated in the Clark County School District New Teacher Orientation Cadre, a mandatory program for all teachers new to the district.

The cadre seeks to provide new teachers with practical, real-world knowledge from peers that is rarely learned in a university classroom or from a textbook.  In addition, Mrs. Hadama has been involved in various school committees and has served as grade level chairperson.  Mrs. Hadama obtained her Bachelor’s Degree in Elementary Education from the University of Nevada, Las Vegas in 1999.  In 2004, she completed her Master’s Degree with an emphasis in Literacy from Lesley University.  Mrs. Hadama is currently devoting all her efforts to executing the business plan of Teacher’s Pet, Inc.
When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon.  We expect the nominee to be able to serve if elected, but if the nominee notifies us before this meeting that she is unable to do so, then the proxies may be voted for a substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE.

Director Independence

The Board has the responsibility for establishing corporate policies and for the overall performance of the Company.  Our common stock is quoted on the OTCBB.  Since the OTCBB does not have rules regarding director independence, the Board makes its determination as to director independence based on the definition of “independence” as defined under the rules of the NYSE Amex.  The Board consults with our counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in applicable NYSE Amex rules, as in effect from time to time.  Consistent with these considerations, our Board has determined that our sole director, Mrs. Hadama, is non-independent, as defined in Section 803A of the NYSE Amex LLC Company Guide.

Board Committees

We currently do not have any committees of the board of directors.

We do not have an Audit Committee.  Our Directors perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditor’s independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.  The Company does not currently have a written Audit Committee charter or similar document.  We have no financial expert.  We believe the cost related to retaining a financial expert at this time is prohibitive.

We do not have a nominating committee.  Our Board of Directors performs some of the functions associated with a nominating committee.  The Company does not currently have a written nominating committee charter or similar document.

Director Nominations

Generally, nominees for Directors are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. In selecting a nominee for director, the Board or management considers the following criteria:

1.
whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

2.
whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.
whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company’s current or future business, will add specific value as a Board member; and

4.	whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board or management has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather the Board or management will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director. During 2009, the Company received no recommendation for directors from its stockholders.

The Company will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of the Company for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for the Company’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to the Company’s Secretary at the following address:  1000 N. Green Valley Parkway, Suite 440-484, Henderson, Nevada 89074.

Director Compensation

Our director is not entitled to receive compensation for services rendered to us, or for each meeting attended except for reimbursement of out-of-pocket expenses.  We have no formal or informal arrangements or agreements to compensate our director for services she provides as a director of the Company.

Communications with the Board of Directors

Stockholders who wish to communicate with the Board or a particular director may send a letter to the Secretary of the Corporation at 1000 N. Green Valley Parkway, Suite 440-484, Henderson, Nevada 89074.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  The Corporate Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the Chairman of the Board, the Board of Directors, or other individual Directors as appropriate.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
(3)	Compliance with applicable governmental laws, rules and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

We have not adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Our decision to not adopt such a code of ethics results from having only one officer operating as the management for the Company.  We believe that the interaction which occurs within such a small management structure eliminates the current need for such a code, in that violations of the code would be reported to the party generating the violation.

Transactions with Related Persons

During the year ended December 31, 2009, our sole officer and director contributed capital to us in the aggregate amount of $12,250.  The funds were donated to us and are not expected to be repaid.

Additionally, we use office space and services provided without charge by Mrs. Hadama.

Executive Compensation

Summary Compensation

Our executive officer has not received any compensation, including plan or non-plan compensation, nor has our executive officer earned any compensation as of the date of this filing.

Future Compensation

Our executive officer has agreed to provide services to us without compensation until such time as we have earnings from our revenue.

Security Ownership of Certain Beneficial Owners and Management and Directors

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on July 29, 2010 by those persons known to beneficially own more than 5% of our capital stock and by our Directors and executive officers.  The percentage of beneficial ownership for the following table is based on 3,440,500 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose.  Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power.  It also includes shares of common stock that the stockholder has a right to acquire within 60 days after July 29, 2010 pursuant to options, warrants, conversion privileges or other rights.  The percentage of ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Title of Class	Name and Address of Beneficial Owner (1)	Amount of Beneficial Ownership	Percent of Class (2)
Common	Tracie Hadama, President, CEO and Director c/o Teacher’s Pet 1000 Green Valley Pkwy, Suite 440-484 Henderson, NV 89074	3,000,000	87.2%
	Directors & Executive Officers as a Group	3,000,000	87.2%

(1)
As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security).

(2)	Rounded to the nearest whole percentage.

Section 16(a) Beneficial Owner Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and Directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  Executive officers, Directors and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based upon a review of the copies of such forms furnished to us and written representations from our executive officer and Director, we believe that as of the date of this filing our sole officer and director was current in her filings.

PROPOSAL 2.  RATIFICATION OF SEALE AND BEERS, CPAs AS AUDITORS FOR THE FISCAL YEAR 2010

Our Board of Directors has selected Seale and Beers, CPAs to serve as our independent auditor for the current fiscal year, and the Board is asking stockholders to ratify that selection.  Although current laws, rules and regulations require the Company’s independent auditor to be engaged, retained and supervised by the Board of Directors, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of Seale and Beers, CPAs for ratification by stockholders as a matter of good corporate practice.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF SEALE AND BEERS, CPAs AS AUDITORS FOR THE FISCAL YEAR 2010.

Independent Public Accountants

Seale and Beers, CPAs (“Seale”) has served as our principal independent public accountant since 2009. Representatives from that firm will not be present at the meeting of stockholders.  Therefore, they will not be making a statement and will not be available to respond to any questions.

The following table shows the fees billed to the Company for audit services and fees paid for audit-related, tax and all other services rendered by Seale for each of the last two years:

	2009	2008
Audit Fees (a)	$7,250	$6,500
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
	$7,250	$6,500
(a)
Audit fees include fees for the audit of the Corporation’s financial statements and interim reviews of the Corporation’s quarterly financial statements and services that are normally provided by an accountant in connection with statutory and regulatory filings or engagements.

Audit Committee Policies and Procedures

We do not have an Audit Committee.

OTHER MATTERS

As of the date of this statement, our management knows of no business to be presented at the meeting that is not referred to in the accompanying notice.  As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any stockholder proposal about which the Company did not receive timely notice.

Adjournments or Postponements

Although it is not expected, the Annual Meeting may be adjourned or postponed for the purpose of soliciting additional proxies.  Any adjournment or postponement of the Annual Meeting may be made without notice, other than by an announcement made at the Annual Meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual Meeting, whether or not a quorum exists.  Any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company Stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Expenses of Proxy Solicitation

The principal solicitation of proxies will be made by mail.  Expense of distributing this Proxy Statement to Stockholders, which may include reimbursement to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by the Company.

Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which includes our financial statements, and provides additional information about us, is enclosed with this proxy statement.  It is also available on the website of the Securities and Exchange Commission at www.sec.gov.  You may obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, by sending a written request to:  Teacher’s Pet, Inc., 1000 N. Green Valley Parkway, Suite 440-484, Henderson, NV 89074, Attention: Investor Relations.

Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2011 Annual Meeting must be received by the Company by January 31, 2011.  The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.  It is suggested the proposal be submitted by certified mail -- return receipt requested.  Stockholders who intend to present a proposal at the 2011 Annual Meeting without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than March 31, 2011.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Householding Procedure

We have adopted a procedure called “householding,” which the SEC has approved.  Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials and the 2009 Annual Report on Form 10-K to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.  This procedure reduces our printing costs, mailing costs, and fees.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.  Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials and the 2009 Annual Report on Form 10-K to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials or the 2009 Annual Report on Form 10-K, stockholders may write us at the following address:

Investor Relations
Teacher’s Pet, Inc.
1000 N. Green Valley Parkway
Suite 440-484
Henderson, NV 89074

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

By order of the Board of Directors

/S/ Tracie Hadama
Tracie Hadama
Chairman

Henderson, Nevada
July 30, 2010

TEACHER’S PET, INC.
Annual Meeting of Stockholders to be held on August 13, 2010
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Tracie Hadama, Chairman of Teacher’s Pet, Inc., with full power of substitution and proxy of the undersigned, at the 2010 Annual Meeting of stockholders of Teacher’s Pet, Inc. and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated July 29, 2010, a copy of which has been received by the undersigned, as follows:

1. Election of Director Nominee:
	FOR	AGAINST	ABSTAIN
Tracie Hadama			

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the appointment of Seale and Beers CPAs as auditors for the next year.			

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE.  IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2010                                                                                                    Number of Shares ________________

Please sign exactly as
Your name appears on
Your stock certificate(s).
If your stock is issued in	Signature
the names of two or more	Print Name Here:
Persons, all of them must
Sign this proxy. If signing
in representative capacity	Signature
Please indicate your title.	Print Name Here:

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO AUGUST 11, 2010.

Mail To: Teacher’s Pet, Inc.
c/o Stoecklein Law Group
402 W. Broadway, Suite 690, San Diego, CA 92101
Fax (619) 704-1325